File No. 333-106392
                                                                     Rule 497(c)
                                                                     Rule 497(h)

PROSPECTUS


                            30,000,000 Common Shares


                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                                  Common Shares
                                $15.00 per share

     Investment Objective. The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. The Fund seeks to accomplish its investment objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy.

     Investment Strategy. The Fund will invest substantially all, but in no event less than 80%, of its net assets in the stocks that are selected through application of a disciplined investment strategy applied to the universe of stocks which Value Line(R) gives a Safety(TM) Ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. See "Prospectus Summary - Investment Objective and Policies" for a complete description of the Fund's investment strategy. Upon commencement of the Fund's investment operations, the Fund will invest equal amounts in each of the stocks selected through application of the Fund's investment strategy. Thereafter, on the last Friday of each month, the Fund's investment adviser, First Trust Advisors L.P., will reapply the Fund's investment strategy and, on or about such date, will make portfolio adjustments to match any changes made to the common stocks selected through this application of the investment strategy and reweight the portfolio as of such date. There can be no assurance that the Fund's investment strategy will be successful or that the Fund will achieve its investment objective. See "Appendix A" to this Prospectus for additional information concerning Value Line(R) and the Value Line(R) Safety(TM) Ranking System.

     INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 15.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                Per Share         Total

Price to Public                                 $15.000           $450,000,000
Sales Load                                      $ 0.675           $ 20,250,000
Estimated Offering Costs                        $ 0.030           $    900,000
Proceeds to the Fund                            $14.295           $428,850,000

________________
Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $900,000, which represents $0.03 per common share issued. The Fund's investment adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load) that exceed $0.03 per common share.


A.G. Edwards & Sons, Inc.                                                Merrill Lynch & Co.

Raymond James                        Advest, Inc.                        Robert W. Baird & Co.

BB&T Capital Markets                 Fahnestock & Co. Inc.               Ferris, Baker Watts
                                                                            Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.    Huntleigh Securities Corporation    Janney Montgomery Scott LLC

Legg Mason Wood Walker               McDonald Investments Inc.           RBC Capital Markets
  Incorporated

Ryan Beck & Co.                      Stephens Inc.                       Stifel, Nicolaus & Company
                                                                            Incorporated

SunTrust Robinson Humphrey                                               Wells Fargo Securities, LLC


                    Prospectus dated August 26, 2003

The common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is "FVD."

     The underwriters expect to deliver the common shares to purchasers on or about August 29, 2003.


     The underwriters named in this Prospectus have the option to purchase up to 4,500,000 additional common shares from the Fund in certain circumstances.


     No Prior Trading History. The Fund is a newly organized, diversified, closed-end management investment company. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.

     Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") will be the Fund's investment adviser, responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of the portion of the Fund's assets to be invested in common stocks.

     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $8.5 billion in assets which it managed or supervised as of July 31, 2003. See the Statement of Additional Information under "Investment Adviser."

     You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated August 26, 2003, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 30 of this Prospectus, by calling (800) 988-5891 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               PROSPECTUS SUMMARY

     This summary highlights information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled "Risks" beginning on page 15.

The Fund..............   First Trust Value Line(R) Dividend Fund (the "Fund") is
                         a newly organized, diversified, closed-end management investment company.


The Offering..........   The Fund is offering 30,000,000 common shares of
                         beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by A.G.
                         Edwards & Sons, Inc. ("A.G. Edwards"). The common shares of beneficial interest are called "Common
                         Shares" in this Prospectus. You must purchase at least
                         100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to 4,500,000 additional Common Shares to cover orders in excess of 30,000,000 Common Shares. See "Underwriting." First
                         Trust Advisors has agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load) that exceed $0.03 per Common Share.


Investment Objective
and Policies..........   The Fund's investment objective is to provide total
                         return through a combination of current income and capital appreciation. The Fund seeks to accomplish its objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy.

                         The Fund's investment strategy is applied to the universe of stocks which Value Line(R) gives a Safety(TM) Ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. The Fund's investment strategy is comprised of the following three steps:

                         Step 1. Determine the universe of all stocks ranked #1 and #2 for Safety(TM) by Value Line(R) (from which the Fund excludes the stocks of master limited partnerships and registered investment companies).

                         Step 2. From the universe of stocks determined in Step 1, select those companies with a higher than average dividend yield, as compared to the dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") as of the close of regular session trading on the New York Stock Exchange ("NYSE") on the business day preceding the date the Fund's investment strategy is applied.

                         Step 3. From the stocks determined in Step 2, eliminate those companies with an equity market capitalization (as of the close of regular session trading on the NYSE on the business day preceding the date the Fund's investment strategy is applied) of less than $1 billion.


                         Upon commencement of the Fund's investment operations, the Fund will invest equal amounts in each of the stocks selected through application of the Fund's investment strategy as of the last Friday of the month coinciding with the commencement of the Fund's investment operations. Thereafter, on the last Friday of each month the Adviser will reapply the Fund's investment strategy and, on or about such date, will make portfolio adjustments to match any changes made to the common stocks selected through this application of the investment strategy, regardless of any income tax consequences to shareholders. At such time, the Fund's portfolio will also be rebalanced so that each stock will be equally weighted at such time. There can be no assurance that the Fund's investment strategy will be successful.


                         The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows. The Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R).

                         Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of the Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation. For example, the standard deviation over the past five years for the common stock of International Business Machines is 5.26. According to Value Line(R), based on this standard deviation International Business Machines received a Price Stability rank of 70.

                         A company's Financial Strength rating is a measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), they look at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits, and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclicality of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal, while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

                         Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. However, as of July 25, 2003 there were 72 stocks ranked #1 for Safety(TM) and 223 stocks ranked #2 for Safety(TM). According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line's(R) opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

                         The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The Statement of Additional Information sets forth investment restrictions which are fundamental and which may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. The Fund cannot assure you that it will achieve its investment objective. See "The Fund's Investments" and "Risks" in this Prospectus and "Investment Policies and Techniques" in the Fund's Statement of Additional Information.

Investment Adviser....   First Trust Advisors will be the Fund's investment
                         adviser, responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of the portion of the Fund's assets to be invested in common stocks.

                         First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $8.5 billion in assets which it managed or supervised as of July 31, 2003.

                         First Trust Advisors will receive an annual fee, payable monthly, equal to 0.65% of the Fund's average daily net assets. For more information on fees and expenses, including fees attributable to Common Shares, see "Management of the Fund."


Distributions.........   Dividends from common stocks and interest from any
                         other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. However, a portion of the dividends received by the Fund from Real Estate
                         Investment Trusts ("REITs") and paid out as dividends may be considered capital gain distributions and/or return of capital rather than dividends. Generally, dividends received by the Fund from REIT shares and certain foreign securities will not be considered
                         "qualified dividend income," which is eligible for the reduced tax rate applicable to "qualified dividend income." See "Special Risk Consideratons -- Dividend
                         Risk" below. Unless you elect to receive cash distributions, your distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.


                         The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends of net investment income, capital gain dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

                         Distributions by the Fund of its net investment income and of any related capital gains, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

Listing...............   The Common Shares have been approved for listing on
                         the American Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares."
                         The trading or "ticker" symbol of the Common Shares is "FVD."


Corporate Finance Services
and Consulting Agent,
Custodian,
Administrator
and Transfer Agent ...   A.G. Edwards will serve as corporate finance services
                         and consulting agent, PFPC Trust Company will serve as custodian, and PFPC Inc. will serve as administrator, fund accountant and transfer agent for the Fund. See
                         "Corporate Finance Services and Consulting Agent,
                         Custodian, Administrator and Transfer Agent."


Closed-End Structure..   Closed-end funds differ from open-end management
                         investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.
                         By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

                         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described in this Prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

Special Risk
Considerations........   No Operating History. The Fund is a newly organized,
                         diversified, closed-end management investment company with no history of operations.

                         Investment Strategy Risk. The Fund will invest substantially all, but in no event less than 80%, of its net assets in the stocks that are selected through application of a disciplined investment strategy applied to the universe of stocks which Value Line(R) gives a Safety(TM) ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. This investment strategy is a long-term strategy which may underperform relative to its benchmark, the S&P 500 Index, in certain years, or for multiple years. The Adviser believes, however, that over the long-term, through various market cycles, the investment strategy will provide comparable or better results than its benchmark. The types of stocks that are selected through application of the Fund's investment strategy can be expected to change over time. Particular risks may be elevated during periods in which the Fund's investment strategy dictates higher levels of investment in particular types of stocks. Accordingly, in pursuing its investment strategy, the Fund will be subject to the risks set forth below:

                         o Investment and Market Risk. An investment in the
                           Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See "Risks--Investment and Market Risk."

                         o Common Stock Risk. The Fund will have exposure to
                           common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                         o Industry and Sector Risk. The Fund may invest a
                           substantial portion of its assets in the securities of issuers in any single industry or sector of the economy if the companies selected through application of the Fund's investment strategy result in such a focus. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. For example, based upon the composition of the stocks selected by applying the Fund's investment strategy as of July 25, 2003, if the Fund was currently operating and pursuing its investment strategy, no single industry would represent 25% or more of the Fund's net assets. However, changes in the composition of the stocks selected through application of the Fund's investment strategy going forward would be reflected by changes in the Fund's portfolio, and the Fund's portfolio could be weighted more than 25% in one or more industries in the future.

                              In pursuing its investment strategy, the Fund may
                         invest in shares of REITs. For example, based upon the composition of the stocks selected by applying the Fund's investment strategy as of July 25, 2003, if the Fund was currently operating and pursuing its investment strategy, REIT shares would comprise approximately 11% of the Fund's portfolio. However, changes in the composition of the stocks selected through application of the Fund's investment strategy going forward would be reflected by changes in the Fund's portfolio, and the percentage of the Fund's portfolio invested in REIT shares will likely vary. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income."

                         See "Risks--Industry and Sector Risk."


                         o Dividend Risk. Dividends on common stock are not
                           fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the

                           Fund, except as noted below, will generally be eligible for the reduced tax rate applicable to such dividends under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"). Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. Dividends received by the Fund from REIT shares and certain foreign securities generally will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Fund's portfolio after application of the Fund's investment strategy, a significant portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate.


                         o Portfolio Turnover Risk. The Fund will engage in
                           portfolio trading as dictated by its investment strategy, regardless of any income tax consequences to shareholders. The Fund cannot accurately predict its annual portfolio turnover rate. However, based on a historical analysis of the Fund's investment strategy over the past 10 years, the annual turnover rate for the Fund's investment strategy would have been less than 100%. There is no assurance that the Fund's actual annual turnover rate will be comparable. The Fund's investment strategy will be applied, and the portfolio will be adjusted and rebalanced, monthly in an attempt to avoid the higher transaction costs that would occur if the portfolio were adjusted and rebalanced weekly. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

                         o Non-U.S. Securities Risk. In following its investment
                           strategy, the Fund may invest a portion of its assets in the securities of issuers domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar if such stocks are selected through application of the Fund's investment strategy. Based upon information published by Value Line(R), as of July 25, 2003, 131 of the stocks in the Value Line(R) universe were issued by companies domiciled outside the United States or were denominated in a currency other than the U.S. dollar. Of the 131 foreign stocks in the Value Line(R) universe as of July 25, 2003, 23 foreign stocks were ranked #1 or #2 for Safety(TM). These securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on either a U.S. securities exchange or a Canadian securities exchange. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

                         o Strategy Risk. The Fund will be managed according to
                           its investment strategy, which dictates when the investment strategy will be applied and when portfolio transactions will occur. The investment strategy was developed by the Adviser by the retroactive application of the Fund's investment strategy to prior historical periods and was designed with the benefit of hindsight. The Adviser has not managed or supervised accounts which employ strategies similar to the Fund's investment strategy. Following the Fund's investment strategy will result in the purchase and sale of stocks in a relatively short period of time. In addition, other investors may pursue strategies involving such securities or may seek to anticipate the Fund's purchase or sale of such securities by purchasing or selling such securities ahead of the Fund's purchase or sale orders. This may amplify normal market fluctuations in the value of such securities and in the case of securities with a less active trading market, may cause market distortions. As a result, the Fund may incur additional costs resulting from its implementation of the investment strategy in a short period of time. In addition, certain of the securities selected through application of the Fund's investment strategy may be less liquid than other securities. For such securities, the period of time over which the Fund will buy or sell such securities may be extended. In addition, certain tax or trade execution implications may, in certain circumstances, also extend the time over which the Fund will buy or sell certain securities. See "Hypothetical Total Return Information" in Appendix A to this Prospectus.

                         Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                         Anti-Takeover Provisions. The Fund's Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                        SUMMARY OF FUND EXPENSES

The Annual Expenses table below shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses:

Sales Load Paid by You (as a percentage of offering price)             4.50%
Offering Expenses Borne by the Fund (as a percentage of
   offering price)(1)                                                  0.20%
Dividend Reinvestment Plan Fees                                        None(2)

                                                                 Percentage of
                                                                   Net Assets
Annual Expenses:                                                 --------------

Management Fees                                                        0.65%
Other Expenses                                                         0.35%(3)
Total Annual Expenses                                                  1.00%
__________________
(1) First Trust Advisors has contractually agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs (other than sales load) that exceed $0.03 per Common Share.

(2) You will pay brokerage charges if you direct PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

(3) Other expenses are based on estimated amounts for the Fund's first year of operations. Other expenses include a licensing fee which is calculated based on gross daily assets and which, pursuant to a Sub-license Agreement, the Fund will pay to the Adviser who will in turn pay to Value Line(R) for the use of certain trademarks and trade names of Value Line(R) Inc. and for the use of the Value Line(R) Safety(TM) Ranking System.

     The purpose of the table above is to help you understand all fees and expenses that you, as a shareholder of Common Shares, would bear directly or indirectly. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.0% of net assets and (2) a 5% annual return:(1)

       1 Year            3 Years          5 Years           10 Years
       --------          --------         ----------        --------
       $ 57              $ 77             $ 99              $162

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

_________
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested into additional Common Shares at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Massachusetts business trust on June 11, 2003, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141.

                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares will be approximately $428,850,000 ($493,177,500 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. First Trust Advisors has agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in common stocks that meet the investment objective and policies within seven days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.


                             THE FUND'S INVESTMENTS

Investment Objective and Policies

     The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. The Fund seeks to accomplish its objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy.

     The Fund will invest substantially all, but in no event less than 80%, of its net assets in the stocks that are selected through application of a disciplined investment strategy applied to the universe of stocks which Value Line(R) gives a Safety(TM) ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. See "Risks--Investment Strategy Risk." There can be no assurance that the Fund's investment strategy will be successful or that the Fund will achieve its investment objective.

     For a more complete discussion of the Fund's initial portfolio composition, see "Portfolio Composition."

     The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means
(i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Investment Philosophy and Process

     First Trust Advisors L.P.
     Investment Philosophy. First Trust Advisors is responsible for implementing the overall strategy, including the allocation and periodic reallocation of the Fund's net assets among the common stocks in which the Fund invests. In this capacity, First Trust Advisors will seek to invest the Fund's net assets in the common stocks of companies selected through application of the Fund's investment strategy.

     Investment Process. The Fund's investment strategy is derived from the universe of stocks which Value Line(R) gives a Safety(TM) ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. The Fund's investment strategy is comprised of the following three steps:

         Step 1. Determine the universe of all stocks ranked #1 and #2 for Safety(TM) by Value Line(R) (from which the Fund excludes the stocks of master limited partnerships and registered investment companies).

         Step 2. From the universe of stocks determined in Step 1, select those companies with a higher than average dividend yield, as compared to the dividend yield of the S&P 500 Index as of the close of regular session trading on the NYSE on the business day preceding the date the Fund's investment strategy is applied.

         Step 3. From the stocks determined in Step 2, eliminate those companies with a market capitalization (as of the close of regular session trading on the NYSE on the business day preceding the date the Fund's investment strategy is applied) of less than $1 billion.

     Upon commencement of the Fund's investment operations, the Fund will invest equal amounts in each of the stocks selected through application of the Fund's investment strategy as of the last Friday of the month coinciding with the commencement of the Fund's investment operations. Thereafter, on the last Friday of each month the Adviser will reapply the Fund's investment strategy and, on or about such date, will make portfolio adjustments to match any changes made to the common stocks selected through this application of the investment strategy, regardless of any income tax consequences to shareholders. At such time, the Fund's portfolio will also be rebalanced so that each stock will be equally weighted at such time. There can be no assurance that the Fund's investment strategy will be successful.

     The Value Line(R) Safety(TM) Ranking System.

     The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows. The Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R). Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of the Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation. For example, the standard deviation over the past five years for the common stock of International Business Machines is 5.26. According to Value Line(R), based on this standard deviation International Business Machines received a Price Stability rank of 70. A company's Financial Strength rating is a measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), they look at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits, and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclicality of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

     Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. However, as of July 25, 2003 there were 72 stocks ranked #1 for Safety(TM) and 223 stocks ranked #2 for Safety(TM). According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value

Line's(R) opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

     Please see Appendix A to this Prospectus for additional information regarding Value Line(R), the Value Line(R) License Agreement, Hypothetical Total Return Information, Value Line(R) General Disclaimers and First Trust Value Line(R) Dividend Fund Strategy Stocks.

Portfolio Composition

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

     Common Stocks. The Fund intends to invest substantially all, but in no event less than 80%, of its net assets in common stocks. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Non-U.S. Securities. Certain of the companies whose stocks are within the approximately 1,700-stock Value Line(R) universe may be domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. Based upon information published by Value Line(R), as of July 25, 2003, 131 of the stocks in the Value Line(R) universe were issued by companies domiciled outside the United States or were denominated in a currency other than the U.S. dollar. Of the 131 foreign stocks in the Value Line(R) universe as of July 25, 2003, 23 foreign stocks were ranked #1 or #2 for Safety(TM). These securities are either in the form of ADRs or are directly listed on either a U.S. securities exchange or a Canadian securities exchange. To the extent any such stock is selected through application of the Fund's investment strategy, the Fund will invest in such stocks.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash or cash equivalents. The Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

Investment Practices

     Hedging Transactions. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. Such hedging transactions are commonly referred to as "anticipatory hedges." These anticipatory hedges are expected to be entered into only in limited circumstances and are not a principal strategy of the Fund. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common stock, stock-related future contracts, foreign currency forward contracts, swap agreements and related instruments. Some, but not all, of the derivative instruments may be traded on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. If market quotes are unavailable, the Board of Trustees will value these securities by using such method as the Board of Trustees shall determine in good faith to reflect their fair market value, as described in "Net Asset Value." The Fund will use derivatives or other transactions described in this paragraph solely for non-speculative purposes. See "Risks--Hedging Risk" in the Prospectus and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

     As an anticipatory hedge shifts, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including: (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Portfolio Turnover. The Fund will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences to shareholders. The Fund cannot accurately predict its annual portfolio turnover rate. However, based on a historical analysis of the Fund's investment strategy over the past 10 years, the annual turnover rate for the Fund's investment strategy would have been less than 100%. There is no assurance that the Fund's actual annual turnover rate will be comparable. The Fund's investment strategy will be applied, and the portfolio will be adjusted and rebalanced, monthly in an attempt to avoid the higher transaction costs that would occur if the portfolio were adjusted and rebalanced weekly. There are, however, no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                      RISKS

No Operating History

     The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Market Discount From Net Asset Value

     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Investment Strategy Risk

     The Fund will invest substantially all, but in no event less than 80%, of its net assets in the stocks that are selected through application of a disciplined investment strategy applied to the universe of stocks which Value Line(R) gives a Safety(TM) ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. This investment strategy is a long-term strategy which may underperform relative to its benchmark, the S&P 500 Index, in certain years, or for multiple years. The Adviser believes, however, that over the long-term through various market cycles the investment strategy will provide comparable or better results than its benchmark. The types of stocks that are selected through application of the Fund's investment strategy can be expected to change over time. In pursuing its investment strategy, the Fund will generally pursue its investment strategy without regard to tax and brokerage consequences. Particular risks may be elevated during periods in which the Fund's investment strategy dictates higher levels of investment in particular types of stocks. Accordingly, in pursuing its investment strategy, the Fund will be subject to the risks set forth below:

     Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

     Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

     Common Stock Risk. The Fund will have exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Industry and Sector Risk. The Fund may invest a substantial portion of its assets in the securities of issuers in any single industry or sector of the economy if the companies selected through application of the Fund's investment strategy result in such a focus. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. For example, based upon the composition of the stocks selected by applying the Fund's investment strategy as of July 25, 2003, if the Fund was currently operating and pursuing its investment strategy, no single industry would represent 25% or more of the Fund's net assets. However, changes in the composition of the stocks selected through application of the Fund's investment strategy going forward would be reflected by changes in the Fund's portfolio, and the Fund's portfolio could be weighted more than 25% in one or more industries in the future.

     In pursuing its investment strategy, the Fund may invest in shares of REITs. For example, based upon the composition of the stocks selected by applying the Fund's investment strategy as of July 25, 2003, if the Fund was currently operating and pursuing its investment strategy, REIT shares would comprise approximately 11% of the Fund's portfolio. However, changes in the composition of the stocks selected through application of the Fund's investment strategy going forward would be reflected by changes in the Fund's portfolio, and the percentage of the Fund's portfolio invested in REIT shares will likely vary. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income."


     Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Fund, except as noted below, will generally be eligible for the reduced tax rate applicable to such dividends under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"). Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. Dividends received by the Fund from REIT shares and certain foreign securities generally will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Fund's portfolio after application of the Fund's investment strategy, a significant portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate.


     Portfolio Turnover Risk. The Fund will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences to shareholders. The Fund cannot accurately predict its annual portfolio turnover rate. However, based on a historical analysis of the Fund's investment strategy over the past 10 years, the annual turnover rate for the Fund's investment strategy would have been less than 100%. There is no assurance that the Fund's actual annual turnover rate will be comparable. The Fund's investment strategy will be applied, and the portfolio will be adjusted and rebalanced, monthly in an attempt to avoid the higher transaction costs that would occur if the portfolio were adjusted and rebalanced weekly. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

     Illiquid Securities Risk. The stocks that comprise Value Line's(R) universe for its Safety(TM) Ranking System are publicly traded securities. However, certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.

     Non-U.S. Securities Risk. Certain of the companies whose stocks are within the approximately 1,700-stock Value Line(R) universe may be domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. Based upon information published by Value Line(R), as of July 25, 2003, 131 of the stocks in the Value Line(R) universe were issued by companies domiciled outside the United States or were denominated in a currency other than the U.S. dollar. Of the 131 foreign stocks in the Value Line(R) universe as of July 25, 2003, 23 foreign stocks were ranked #1 or #2 for Safety(TM). These securities are either in the form of ADRs or are directly listed on either a U.S. securities exchange or a Canadian securities exchange. To the extent any such stock is selected through application of the Fund's investment strategy, the Fund may invest in such stocks. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non- U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Economies and social and political climate in individual countries may differ unfavorably from those of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Strategy Risk. The Fund will be managed according to its investment strategy, which dictates when the investment strategy will be applied and when portfolio transactions will occur. The investment strategy was developed by the Advisor by the retroactive application of the Fund's investment strategy to prior historical periods and was designed with the benefit of hindsight. The Advisor has not managed or supervised accounts which employ strategies similar to the Fund's investment strategy. Following the Fund's investment strategy will result in the purchase and sale of stocks in a relatively short period of time. In addition, other investors may pursue strategies involving such securities or may seek to anticipate the Fund's purchase or sale of such securities by purchasing or selling such securities ahead of the Fund's purchase or sale orders. This may amplify normal market fluctuations in the value of such securities and in the case of securities with a less active trading market, may cause market distortions. As a result, the Fund may incur additional costs resulting from its implementation of the investment strategy in a short period of time. In addition, certain of the securities selected through application of the Fund's investment strategy may be less liquid than other securities. For such securities, the period of time over which the Fund will buy or sell such securities may be extended. In addition, certain tax or trade execution implications may, in certain circumstances, also extend the time over which the Fund will buy or sell certain securities. See "Hypothetical Total Return Information" in Appendix A to this Prospectus.

     Value Line(R) License Risk. First Trust Advisors has entered into a non-exclusive license agreement with Value Line Publishing, Inc. which allows for the use by First Trust Advisors of the Value Line(R) Safety(TM) Ranking System and certain trademarks and trade names of Value Line Publishing, Inc. The Fund is a sub-licensee to this license agreement. The license agreement may be terminated in certain events or may not be renewed, either of which could adversely affect the Fund's ability to pursue its investment strategy. In the event that the license agreement is not renewed or is terminated, the Board of Trustees of the Fund will consider all appropriate courses of action including requesting shareholder approval to change the Fund's investment objective and/or fundamental investment policy or termination of the Fund.

Hedging Risk


     The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. See "The Fund's Investments - Investment Practices - Hedging Transactions" in this Prospectus and "Other Investment Policies and Techniques - Hedging Strategies" in the Fund's Statement of Additional Information. The Fund will use derivatives or other transactions described above solely for purposes of hedging.


Market Disruption Risk

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Certain Affiliations

     Certain broker-dealers may be considered to be affiliated persons of the Fund or First Trust Advisors. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

     The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

     First Trust Advisors will be responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of the portion of the Fund's assets to be invested in common stocks and whether to engage in hedging transactions. First Trust Advisors also is responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for managing the Fund's net assets. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $8.5 billion in assets which it managed or supervised as of July 31, 2003.

     First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of a committee in accordance with the Fund's investment strategy. For additional information concerning First Trust Advisors, including a description of the services provided, see the Statement of Additional Information.

Investment Management Agreement

     Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 0.65% of average daily net assets.

     In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                                 NET ASSET VALUE

     The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than Nasdaq National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the Nasdaq National Market are valued at the NASDAQ Official Closing Price ("NOCP") as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the

Fund on an amortized cost basis. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined by the Board of Trustees in a manner that most fairly reflects fair market value of the security on the valuation date.

     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

                                  DISTRIBUTIONS


     Dividends from common stocks and interest from any other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of this net investment income as dividends to shareholders. However, a portion of the dividends received by the Fund from REITs and paid out as dividends may be considered capital gain distributions and/or return of capital rather than dividends. Generally, dividends received by the Fund from REIT shares and certain foreign securities will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income." See "Tax Matters." Unless you elect to receive cash distributions, your distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.


     The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

     Distributions by the Fund of its net investment income and of any related capital gains, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

                           DIVIDEND REINVESTMENT PLAN

     If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by the Plan Agent, PFPC Inc., in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan

Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

     If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              DESCRIPTION OF SHARES

Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "FVD." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     The Fund's net asset value per share generally increases when common stock prices increase, and decreases when common stock prices decrease. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. First Trust Advisors has agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration requires a vote by holders of at least two-thirds of the Common Shares, except as described below and in the Declaration, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration) is a party to the transaction. However, with respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, as amended (a "Majority Shareholder Vote"), is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares outstanding and entitled to vote. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     The provisions of the Declaration described above could have the effect of depriving the shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

                 STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

     Closed-End Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

     Repurchase of Common Shares and Tender Offers. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

     There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser does not anticipate that repurchases of

Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

     Conversion to Open-End Fund. The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                   TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

     This section and the discussion in the Statement of Additional Information summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.

     Fund Status. The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

     Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, under the recently enacted Tax Act, certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

     If You Sell Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

     Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years. Capital gain with respect to assets held for more than one year that is considered "unrecaptured Section 1250 gain" (which may be the case, for example, with some capital gains attributable to REITs) is taxed at a maximum tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, may be subject to the 25% tax rate will be made based on regulations prescribed by the United States Treasury.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.


     Pursuant to the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations generally are not qualifying dividends eligible for this lower tax rate and therefore it is possible that, depending upon the composition of the stocks in the Fund's portfolio after application of the Fund's investment strategy, a significant portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.


     Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

     Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

                              UNDERWRITING

The underwriters named below (the "Underwriters"), acting through A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, as lead manager ("A.G. Edwards") and Merrill Lynch, Pierce, Fenner & Smith Incorporated; Raymond James & Associates, Inc.; Advest, Inc.; Robert W. Baird & Co. Incorporated; BB&T Capital Markets, a division of Scott & Stringfellow, Inc.; Fahnestock & Co. Inc.; Ferris, Baker Watts, Incorporated; J.J.B. Hilliard, W.L. Lyons, Inc.; Huntleigh Securities Corporation; Janney Montgomery Scott LLC; Legg Mason Wood Walker, Incorporated; McDonald Investments Inc., a KeyCorp Company; RBC Dain Rauscher Inc.; Ryan Beck & Co.; Stephens Inc.; Stifel, Nicolaus & Company, Incorporated; SunTrust Capital Markets, Inc. and Wells Fargo Securities, LLC, as their representatives (including A.G. Edwards, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and First Trust Advisors (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.


Underwriters                                                   Shares
------------                                                   ---------
A.G. Edwards & Sons, Inc.                                      9,450,000
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated                                            9,450,000
Raymond James & Associates, Inc.                               1,500,000
Advest, Inc.                                                     600,000
Robert W. Baird & Co. Incorporated                               600,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.   300,000
Fahnestock & Co. Inc.                                            600,000
Ferris, Baker Watts, Incorporated                                300,000
J.J.B. Hilliard, W.L. Lyons, Inc.                                300,000
Huntleigh Securities Corporation                                 300,000
Janney Montgomery Scott LLC                                      600,000
Legg Mason Wood Walker, Incorporated                           1,500,000
McDonald Investments Inc., a KeyCorp Company                     600,000
RBC Dain Rauscher Inc.                                         1,500,000
Ryan Beck & Co.                                                  300,000
Stephens Inc.                                                    300,000
Stifel, Nicolaus & Company, Incorporated                         600,000
SunTrust Capital Markets, Inc.                                   600,000
Wells Fargo Securities, LLC                                      600,000
                                                              ----------
                      Total                                   30,000,000
                                                              ==========


The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if they purchase any of the Common Shares.


The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of 4,500,000 additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.


     The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of $15.00 per Common Share, and may offer some of the Common Shares to certain dealers at the offering price less a concession not in excess of $0.45 per Common Share, and such dealers may reallow a concession not in excess of $0.10 per Common Share on sales to certain other dealers. The Fund has agreed to pay the Underwriters up to $75,000 in reimbursement of their expenses. The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

     The Fund will pay its Common Share offering costs up to and including $0.03 per Common Share. First Trust Advisors has agreed to pay (i) all of the Fund's organizational costs and (ii) all of the Common Share offering costs (other than sales load) that exceed $0.03 per Common Share.

     The Common Shares have been approved for lising on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is "FVD." In order to meet the requirements for listing the Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($1,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives.

     The Fund and First Trust Advisors have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

     The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

     The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

     Until the distribution of Common Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.

     The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

     These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the American Stock Exchange or otherwise.


     As described below under "Corporate Finance Services and Consulting Agent, Custodian, Administrator and Transfer Agent," A.G. Edwards will provide the corporate finance and consulting services described below (the "Services") pursuant to an agreement with First Trust Advisors (the "Services Agreement") and will be entitled to receive the fees (the "Service Fees") described below. A.G. Edwards may delegate a portion of its rights (including its rights to receive Service Fees) and its obligations to provide the Services under the Services Agreement to other persons, certain of whom may be, directly or indirectly, Underwriters or other participants in the offering and distribution of the Common Shares ("Distribution Participants"). In the alternative, First Trust Advisors (and not the Fund) may pay to certain Distribution Participants a quarterly sales incentive fee (the "Sales Incentive Fee") at an annual rate of up to 0.15% of the Fund's average daily net assets attributable to the Common Shares sold by such Distribution Participant and, in such event, it is anticipated that such Distribution Participant would not be obligated to provide shareholder or other services comparable to the Services under the Services Agreement. The rules of the National Associaton of Securities Dealers, Inc. ("NASD") applicable to sales charge limits would limit the total amounts of Sales Incentive Fees (and, in the event a Distribution Participant is a delegatee under the Services Agreement and does not provide the Services as obligated, the Service Fees) that may be paid to Distribution Participants such that the total amount of such fee payments, together with the sales load and other underwriting compensation in connection with this offering, will not exceed the applicable sales charge limits (which First Trust Advisors and the Underwriters currently understand to be 9.0% of the aggregate offering price of the Common Shares). Under interpretations of the NASD staff in effect on the date of this Prospectus (which may be subject to change), the amount of the Service Fees payable to A.G. Edwards, and to any Distribution Participant providing Services, in connection with its providing the Services would be included in determining the amount of the sales charge limits.


     The address of the lead managing underwriter is: A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103.

                CORPORATE FINANCE SERVICES AND CONSULTING AGENT,
                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

     First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards and has agreed to pay from its own assets a fee to A.G. Edwards. This fee will be payable quarterly at the annual rate of 0.15% of the Fund's average daily net assets and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, A.G. Edwards will: (i) provide relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries, if reasonably obtainable, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading rpice and market price thereof upon which First Trust Advisors and A.G. Edwards shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market.

     The custodian of the assets of the Fund is PFPC Trust Company ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of .10% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois. Chapman and Cutler LLP and Skadden, Arps, Slate, Meagher & Flom (Illinois) may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
Use of Proceeds.........................................................    1
Investment Objective....................................................    1
Investment Policies and Techniques .....................................    3
Investment Risks-- Equity Securities....................................    8
Other Investment Policies and Techniques ...............................   11
Licensing Arrangements with Value Line Publishing, Inc..................   21
Management of the Fund .................................................   23
Investment Adviser......................................................   27
Portfolio Transactions and Brokerage ...................................   30
Distributions...........................................................   31
Description of Shares...................................................   32
Certain Provisions in the Declaration of Trust .........................   34
Repurchase of Fund Shares; Conversion to Open-End Fund..................   36
Tax Matters.............................................................   38
Performance Related and Comparative Information.........................   43
Experts.................................................................   46
Custodian, Administrator and Transfer Agent.............................   46
Independent Auditors....................................................   46
Additional Information .................................................   46
Report of Independent Auditors .........................................   48
Financial Statements ...................................................   49
Appendix A-- Ratings of Investments.....................................  A-1

                                                                     Appendix A

                 ADDITIONAL INFORMATION REGARDING VALUE LINE(R);
   THE VALUE LINE(R) LICENSE AGREEMENT; HYPOTHETICAL TOTAL RETURN INFORMATION;
                     VALUE LINE(R) GENERAL DISCLAIMERS; AND
             FIRST TRUST VALUE LINE(R) DIVIDEND FUND STRATEGY STOCKS

Value Line(R)

     Value Line(R), Inc., founded in 1931, is known for The Value Line Investment Survey(R), a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line(R), when selecting stocks for the Value Line(R) Investment Survey, Value Line's(R) stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line(R), the companies selected for the Value Line(R) Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $400 million; (ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

     The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows. The Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R). Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of the Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation. For example, the standard deviation over the past five years for the common stock of International Business Machines is 5.26. According to Value Line(R), based on this standard deviation International Business Machines received a Price Stability rank of 70. A company's Financial Strength rating is a measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), they look at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits, and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclicality of an industry. Finally, Value Line(R) considers a company's share price action. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market

Page A-1

environment) can signal a future financial reversal, while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

     Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. However, as of July 25, 2003 there were 72 stocks ranked #1 for Safety(TM) and 223 stocks ranked #2 for Safety(TM). According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line's(R) opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

Value Line(R) License Agreement

     First Trust Advisors has entered into a non-exclusive license agreement with Value Line Publishing, Inc. which allows for the use by First Trust Advisors of the Value Line(R) Safety(TM) Ranking System and certain trademarks and trade names of Value Line Publishing, Inc. The Fund is a sub-licensee to this license agreement. In exchange, Value Line Publishing, Inc. will receive an annual fee, payable on a quarterly basis, equal to 10 basis points of the Fund's gross daily assets during such calendar quarter. This license fee will be paid by the Fund to First Trust Advisors who will in turn pay Value Line Publishing, Inc. The terms of the license agreement provide that it shall continue in effect for a term of one year and will be automatically renewed for successive one year terms unless either party elects not to renew the agreement. The license agreement may also be terminated prior to its expiration by either party: (i) upon 90 days prior written notice for any reason and at any time during the term of the license agreement; (ii) upon 30 days prior written notice if the other party breaches any term of the license agreement and fails to cure such breach within that 30 day notice period; or (iii) immediately by Value Line(R) upon written notice to First Trust Advisors upon the institution by or against First Trust Advisors of any insolvency, receivership or bankruptcy proceedings or upon First Trust Advisors' dissolution or ceasing to do business, any breach by First Trust Advisors or its sub-licensee of their obligations or warranties under specific sections of the license agreement, any fraudulent conduct or material misrepresentation by First Trust Advisors regarding the Fund, any alleged or instituted administrative action or suit by the SEC, NASD or any other regulatory or administrative, federal or state agency for First Trust Advisors' violation of any rule, regulation or statute, or a change in control of First Trust Advisors. In the event that the license agreement is not renewed or is terminated, the Board of Trustees of the Fund will consider all appropriate courses of action including requesting shareholder approval to change the Fund's investment objective and/or fundamental investment policy or termination of the Fund.

Hypothetical Total Return Information

     The following table compares historical data for the S&P 500 Index with the hypothetical performance over the same periods of the Fund's investment strategy (the "First Trust Value Line(R) Dividend Fund Strategy"). The Fund's investment strategy, which is described in greater detail in this Prospectus, is a three step strategy which begins by identifying all stocks ranked #1 and #2 for Safety(TM) by Value Line(R) (from which the Fund excludes the stocks issued by master limited partnerships and registered investment companies) and then eliminates such stocks with lower than average market dividend yields and market capitalizations of less than $1 billion.

     The Fund's investment strategy will be applied on a monthly basis, on the last Friday of each month, and the Fund's portfolio will be adjusted on or about such date to reflect the current composition of securities selected through this application of the Fund's investment strategy. The Fund's portfolio will also be rebalanced at such time such that each of the stocks in the Fund's portfolio are evenly weighted as of such date. During its initial period of investing the proceeds of this offering and from time to time thereafter for temporary defensive purposes, the Fund may invest all or a portion of its assets in cash or cash equivalents rather than in the stocks selected through application of the Fund's investment strategy. In addition, the Fund may engage in anticipatory hedging transactions, which could result in performance which differs from the hypothetical First Trust Value Line(R) Dividend Fund Strategy performance.

     The Comparison of Total Return below reflects the deduction of sales charges, and the estimated expenses of the Fund, which have been deducted from the historical information concerning the Fund's investment strategy on a pro forma basis (monthly, in the case of trading-related expenses (including estimated brokerage commissions paid by the Fund), and advisory and other

Page A-2

operating expenses); such comparison does not reflect any taxes incurred by you. The returns shown below for the First Trust Value Line(R) Dividend Fund Strategy do not represent the results of actual trading but were achieved by means of the retroactive application of the Fund's investment strategy that was designed with the benefit of hindsight. There is no guarantee that the Fund's investment strategy will be successful in the future. During the periods shown in the table below, the Advisor did not manage or supervise accounts which employed strategies similar to the Fund's investment strategy. The returns shown below for the First Trust Value Line(R) Dividend Fund Strategy are not a guarantee of future performance and should not be used to predict the expected returns of the Fund. The Fund's investment strategy has the potential for loss. THE FUND IS A NEWLY ORGANIZED FUND AND HAS NO PERFORMANCE RECORD, AND THE HYPOTHETICAL PAST PERFORMANCE OF THE FIRST TRUST VALUE LINE(R) DIVIDEND FUND STRATEGY IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND.

                         Comparison of Total Return(1)

                      First Trust Value Line(R)
          Year        Dividend Fund Strategy(2)    S&P 500 Index(3)
          ----        ------------------------     ----------------
          1993                  6.87%                   9.03%
          1994                 (0.15)%                  1.33%
          1995                 32.01%                  37.45%
          1996                 17.57%                  25.53%
          1997                 26.12%                  25.89%
          1998                 12.72%                  32.85%
          1999                 (4.69)%                 21.36%
          2000                 22.30%                  (9.11)%
          2001                  3.54%                 (10.84)%
          2002                 (6.47)%                (23.32)%
          2003 (thru 7/25)     10.94%                  15.20%

     Average Annual Total Return 1993-2002

                               10.27%                   9.17%

     Volatility (standard deviation)(4) of Total Return 1993-2002

                               12.62%                  19.68%

(1) Total Return represents the sum of the change in market value of each group of stocks, as the First Trust Value Line(R) Dividend Fund Strategy and the S&P 500 Index are adjusted periodically, between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. In the case of both the S&P 500 Index and the First Trust Value Line(R) Dividend Fund Strategy, the first day of a period is the first Friday that is a trading day immediately preceding the first calendar day of such period, and the last day of a period is the last Friday that is a trading day immediately preceding the last calendar day of such period. Total Return figures assume that all dividends are reinvested quarterly.

(2) First Trust Value Line(R) Dividend Fund Strategy for a given year consists of the common stocks selected through application of the Fund's investment strategy as of the beginning of the year and adjusted and reweighted on or about the last Friday of each month. First Trust Value Line(R) Dividend Fund Strategy figures have been adjusted to reflect the deduction of sales charges, and the estimated Fund expenses (including estimated organizational and offering costs and estimated brokerage commissions paid by the Fund), which have been deducted from the historical information concerning the Fund's investment strategy on a pro forma basis (monthly, in the case of trading-related expenses (including estimated brokerage commissions payable by the Fund), and advisory and other operating expenses); such comparison does not reflect any taxes incurred by you. The actual implementation of the Fund's investment strategy, including the timing of purchase and sale activities, may take longer than that assumed for purposes of calculating the Total Return figures.

(3) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 Index does not include the effects of brokerage commissions that would be incurred by an investor purchasing the stocks included in the index. It is not possible to invest directly in the S&P 500 Index.

(4) Standard deviation is a statistical measure of the historical volatility of an asset or a portfolio of assets. Standard deviation is a measure of dispersion of historical returns around a mean rate of return. The lower (higher) the standard deviation, the less (greater) the dispersion of the returns and the lower (higher) the relative volatility of those historical returns.

Page A-3


Value Line(R) General Disclaimers

     Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors L.P. is VLPI's licensing to First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line(R) Safety(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors L.P., the Fund or any investor. VLPI has no obligations to take the needs of First Trust Advisors L.P. or any investor in the Fund into consideration in composing the System. The Fund results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Fund or the timing of the issuance for sale of the Fund or in the calculation of the equation by which the Fund is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUND.

     "VALUE LINE," "THE VALUE LINE INVESTMENT SURVEY" AND "THE VALUE LINE SAFETY RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THIS FUND IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.


Page A-4


First Trust Value Line(R) Dividend Fund Strategy Stocks (as of  July 25, 2003)

     Set forth below are the names of the issuers of the common stocks selected through application of the Fund's investment strategy, as of July 25, 2003, the last Friday of the month preceding the date of this Prospectus. As provided in this Prospectus, each month, the Fund will make portfolio adjustments to match any changes that are required through such later application of the Fund's investment strategy. Accordingly, the issuers of the common stocks that will be held in the Fund's portfolio after the date of this Prospectus are expected to change from the list of issuers set forth below, which list is provided for information purposes only.

     Company Name                           Company Name                              Company Name
     ------------                           ------------                              ------------
     3M Company                             Exelon Corporation                        Pfizer Inc.
     Abbott Laboratories                    Exxon Mobil Corporation                   Philadelphia Suburban Corporation
     AGL Resources Inc.                     Federal Realty Investment Trust           Piedmont Natural Gas Company, Inc.
     Albertson's, Inc.                      Fifth Third Bancorp                       Pinnacle West Capital Corporation
     ALLETE, Inc.                           First Midwest Bancorp, Inc.               Pitney Bowes Inc.
     ALLTEL Corporation                     First Tennessee National Corporation      Plum Creek Timber Company, Inc.
     Amerada Hess Corporation               Fortune Brands, Inc.                      PNM Resources Inc.
     Ameren Corporation                     FPL Group, Inc.                           PPG Industries, Inc.
     AmSouth Bancorporation                 General Electric Company                  The Procter & Gamble Company
     Archstone-Smith Trust                  General Mills, Inc.                       Progress Energy, Inc.
     Arthur J. Gallagher & Co.              Genuine Parts Company                     ProLogis
     Ashland Inc.                           The Gillette Company                      Questar Corporation
     Associated Banc-Corp                   GlaxoSmithKline Plc (ADR)                 Regions Financial Corporation
     Avalonbay Communities, Inc.            Great Plains Energy Incorporated          Rockwell Automation, Inc.
     Avery Dennison Corporation             Hawaiian Electric Industries, Inc.        Royal Bank of Canada
     Bank of Montreal                       Health Care Property Investors, Inc.      Royal Dutch Petroleum Company
     The Bank of New York Company, Inc.     Healthcare Realty Trust, Inc.             R.R. Donnelley & Sons Company
     Bank of Nova Scotia                    Hershey Foods Corporation                 Sara Lee Corporation
     Baxter International Inc.              Hibernia Corporation                      SBC Communications Inc.
     BB&T Corporation                       Hillenbrand Industries, Inc.              SCANA Corporation
     BellSouth Corporation                  H.J. Heinz Company                        Schering-Plough Corporation
     Bemis Company, Inc.                    Hormel Foods Corporation                  Sempra Energy
     BP Plc (ADR)                           Hubbell Incorporated (Class B)            Sensient Technologies Corporation
     BRE Properties, Inc.                   Imperial Oil Ltd.                         Shell Transport & Trading Company Plc (ADR)
     Brown-Forman Corporation (Class B)     International Flavors & Fragrances Inc.   The Sherwin-Williams Company
     Cadbury Schweppes Plc (ADR)            Jefferson-Pilot Corporation               Simon Property Group, Inc.
     Campbell Soup Company                  The J.M. Smucker Company                  SLM Corporation
     Capitol Federal Financial              Johnson & Johnson                         Snap-On Incorporated
     Carlisle Companies Incorporated        Kellogg Company                           Sonoco Products Company
     Charter One Financial, Inc.            KeySpan Corporation                       The Southern Company
     ChevronTexaco Corporation              Kimberly-Clark Corporation                SouthTrust Corporation
     The Chubb Corporation                  Kimco Realty Corporation                  Sunoco, Inc.
     Cincinnati Financial Corporation       Kraft Foods Inc.                          SunTrust Banks, Inc.
     Cinergy Corp.                          Lancaster Colony Corporation              Synovus Financial Corp.
     City National Corporation              Lee Enterprises, Incorporated             Telecom Corporation of New Zealand Limited
     The Clorox Company                     Leggett & Platt, Incorporated             Teleflex Incorporated
     The Coca-Cola Company                   Liberty Property Trust                   Total S.A. (ADR)
     ColgatePalmolive Company               Lincoln National Corporation              Unilever N.V.
     Comerica Incorporated                  Magna International Inc. (Class A)        Unilever Plc
     ConAgra Foods, Inc.                    Marathon Oil Corporation                  Union Planters Corporation
     ConocoPhillips                         Marsh & McLennan Companies, Inc.          United Dominion Realty Trust, Inc.
     Consolidated Edison, Inc.              Marshall & Ilsley Corporation             Unitrin, Inc.
     Constellation Energy Group, Inc.       Martin Marietta Materials, Inc.           Universal Corporation
     Deluxe Corporation                     McCormick & Company, Incorporated         Vectren Corporation
     Dominion Resources, Inc.               The McGraw-Hill Companies, Inc.           Verizon Communications Inc.
     Dow Jones & Company, Inc.              MDU Resources Group, Inc.                 Vulcan Materials Company
     Duke Realty Corporation                Mercantile Bankshares Corporation         Washington Federal, Inc.
     Eaton Corporation                      Merck & Co., Inc.                         Washington Real Estate Investment Trust
     E.I. du Pont de Nemours and Company    National City Corporation                 Weingarten Realty Investors
     Eli Lilly and Company                  National Commerce Financial Corporation   Wells Fargo & Company
     Emerson Electric Co.                   National Fuel Gas Company                 WGL Holdings Inc.
     Energen Corporation                    New Plan Excel Realty Trust               Wilmington Trust Corporation
     Energy East Corporation                NICOR Inc.                                Wisconsin Energy Corporation
     Equitable Resources, Inc.              North Fork Bancorporation, Inc.           WPS Resources Corporation
     Equity Office Properties Trust         NSTAR                                     Wyeth
     Equity Residential Properties Trust    Old National Bancorp                      XL Capital Ltd.
     Entergy Corporation                    Peoples Energy Corporation

Page A-5


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                            TABLE OF CONTENTS

                                                                 Page
Prospectus Summary                                                  3
Summary of Fund Expenses                                           11
The Fund                                                           12
Use of Proceeds                                                    12
The Fund's Investments                                             12
Risks                                                              15
Management of the Fund                                             19
Net Asset Value                                                    20
Distributions                                                      21
Dividend Reinvestment Plan                                         21
Description of Shares                                              22
Certain Provisions in the Declaration of Trust                     23
Structure of the Fund; Common Share
   Repurchases and Change in Fund Structure                        24
Tax Matters                                                        25
Underwriting                                                       27
Corporate Finance Services and Consulting Agent,
   Custodian, Administrator and Transfer Agent                     29
Legal Opinions                                                     29
Table of Contents for the Statement of Additional Information      30
Appendix A                                                        A-1


UNTIL SEPTEMBER 20, 2003 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                            30,000,000 Shares

                               First Trust
                       Value Line(R) Dividend Fund

                              Common Shares

                               ----------
                               PROSPECTUS
                               ----------

                       A.G . Edwards & Sons, Inc.

                           Merrill Lynch & Co.

                              Raymond James

                              Advest, Inc.

                          Robert W. Baird & Co.

                          BB&T Capital Markets

                          Fahnestock & Co. Inc.

                           Ferris, Baker Watts
                              Incorporated

                    J.J.B. Hilliard, W.L. Lyons, Inc.

                    Huntleigh Securities Corporation

                       Janney Montgomery Scott LLC

                         Legg Mason Wood Walker
                              Incorporated

                        McDonald Investments Inc.

                           RBC Capital Markets

                             Ryan Beck & Co.

                              Stephens Inc.

                       Stifel, Nicolaus & Company
                              Incorporated

                       SunTrust Robinson Humphrey

                       Wells Fargo Securities, LLC


                            August 26, 2003

Back Cover

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                       STATEMENT OF ADDITIONAL INFORMATION

        First Trust Value Line(R) Dividend Fund (the "Fund") is a newly organized, diversified closed-end management investment company.


        This Statement of Additional Information relating to common shares of beneficial interest of the Fund ("Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated August 26, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated August 26, 2003.

                                TABLE OF CONTENTS

                                                                         PAGE

USE OF PROCEEDS............................................................1
INVESTMENT OBJECTIVE.......................................................1
INVESTMENT POLICIES AND TECHNIQUES.........................................3
INVESTMENT RISKS-- EQUITY SECURITIES.......................................8
OTHER INVESTMENT POLICIES AND TECHNIQUES..................................11
LICENSING ARRANGEMENTS WITH VALUE LINE PUBLISHING, INC....................21
MANAGEMENT OF THE FUND....................................................23
INVESTMENT ADVISER........................................................27
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................30
DISTRIBUTIONS.............................................................31
DESCRIPTION OF SHARES.....................................................32
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST............................34
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND....................36
TAX MATTERS...............................................................38
PERFORMANCE RELATED AND COMPARATIVE INFORMATION...........................43
EXPERTS...................................................................46
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT...............................46
INDEPENDENT AUDITORS......................................................46
ADDITIONAL INFORMATION....................................................46
REPORT OF INDEPENDENT AUDITORS............................................48
FINANCIAL STATEMENTS......................................................49

APPENDIX A    --    Ratings of Investments...............................A-1

                                 USE OF PROCEEDS


        The net proceeds of the offering of Common Shares of the Fund will be approximately: $428,850,000 ($493,177,500 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds in common stocks that meet the investment objective and policies within seven days after completion of the offering.


        For the Fund, First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") has agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load) that exceed $0.03 per Common Share.

        Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in cash or cash equivalents.


                              INVESTMENT OBJECTIVE

        Investment Objective. The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. The Fund seeks to accomplish its objective by investing in common stocks that pay above average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy. There can be no assurance that the Fund's investment objective will be achieved.

        The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), a "majority of the outstanding" securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares, whichever is less.

INVESTMENT RESTRICTIONS

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common
Shares:

               (1) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

               (2)    Borrow money, except as permitted by the 1940 Act;

        For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Borrowings" under "Description of Shares."

               (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

               (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

               (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

               (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

               (7) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer; and

               (8) Invest 25% or more of its total assets in securities of issuers in any single industry (except to the extent the Fund's investment strategy results in such concentration), provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        For the purpose of applying the limitation set forth in subparagraph (7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

        In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without a shareholder vote. The Fund may not:

               (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

               (2) Purchase securities of companies for the purpose of exercising control.

        The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

        The Fund may be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in Borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its shareholders or the Fund's ability to achieve its investment objectives.


                       INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

        The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. The Fund seeks to accomplish its investment objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy.

INVESTMENT PHILOSOPHY AND PROCESS

        Investment Philosophy. First Trust Advisors is responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of Fund assets among the common stocks in which the Fund invests and determining whether to engage in hedging transactions. In this capacity, First Trust Advisors will seek to invest the Fund's assets in the common stocks of companies selected through application of the Fund's investment strategy.

        Investment Process. The Fund's investment strategy is derived from the universe of stocks which Value Line(R) gives a Safety(TM) ranking of #1 and #2 in the Value Line(R) Safety Ranking System. The Fund's investment strategy is comprised of the following three steps:

            Step 1. Determine the universe of all stocks ranked #1 and #2 for Safety by Value Line(R) (from which the Fund excludes the stocks of master limited partnerships and registered investment companies).

           Step 2. From the universe of stocks determined in Step 1, select those companies with a higher than average dividend yield, as compared to the average dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") as of the close of regular session trading on the New York Stock Exchange ("NYSE") on the business day preceding the date the Fund's investment strategy is applied.

           Step 3. From the stocks determined in Step 2, eliminate those companies with an equity market capitalization (as of the close of regular session trading on the NYSE on the business day preceding the date the Fund's investment strategy is applied) of less than $1 billion.

        Upon commencement of the Fund's investment operations, the Fund will invest equal amounts in each of the stocks selected through application of the Fund's investment strategy. Thereafter, on the last Friday of each month the Adviser will reapply the Fund's investment strategy and, on or about such date, will make portfolio adjustments to match any changes made to the common stocks selected through this application of the investment strategy, regardless of any income tax consequences to shareholders. At such time, the Fund's portfolio will also be rebalanced so that each stock will be equally weighted at such time. There can be no assurance that the Fund's investment strategy will be successful.

        The Value Line(R) Safety Ranking System. The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid 1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows. The Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R). Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of the Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation. For example, the standard deviation over the past five years for the common stock of International Business Machines is 5.26. According to Value Line(R), based on this standard deviation International Business Machines received a Price Stability rank of 70. A company's Financial Strength rating is a measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), they look at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits, and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclicality of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

        Value Line(R) assigns Safety ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. However, as of July 25, 2003 there were 72 stocks ranked #1 for Safety(TM) and 223 stock ranked #2 for Safety(TM). According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety, as a group, are (in Value Line's(R) opinion) the safest, most stable, and least risky investments relative to the Value Line universe, which accounts for about 95% of the market volume of all stocks in the U.S. and stocks ranked #2 (Above Average) for Safety, as a group, are safer and less risky than most.

PORTFOLIO COMPOSITION

        Common Stock. The Fund will invest substantially all, but in no event less than 80%, of its net assets in the stocks that are selected through application of an objective investment strategy derived from the universe of stocks which Value Line(R) gives a Safety(TM) ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. Common stocks represent an equity ownership interest in an issuer. Common stocks usually carry voting rights and earn dividends. Dividends on common stocks are not fixed but are declared at the discretion of the board of directors. See "The Fund's Investments -- Portfolio Composition" in the Fund's Prospectus for a general description of common stocks. The Fund will notify shareholders at least 60 days prior to any change in the above non-fundamental policy.

        Temporary Investments and Defensive Position. During the period during which the net proceeds of the offering of common shares are being invested or during periods in which the Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash and cash equivalents. The Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

               (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
        (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

               (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. First Trust Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

               (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

               (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

               (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


                      INVESTMENT RISKS -- EQUITY SECURITIES

GENERALLY

        An investment in the Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political economic or banking crises. First Trust Advisors cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

        Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

        First Trust Advisors shall not be liable in any way for any default, failure or defect in any equity security held in the Fund's portfolio.

LEGISLATION

        At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the equity securities in the Fund or the issuers of the equity securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the equity securities held in the Fund to achieve their business goals.

LIQUIDITY

        While the stocks that comprise the Value Line's(R) universe for its Safety(TM) Ranking System are publicly traded securities, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. Furthermore, certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than larger, more established companies or stock market averages in general. In the absence of an active trading market, the Fund's ability to sell such securities at a fair price may be impaired or delayed and the value of the Fund may be adversely affected.

INDUSTRY AND SECTOR RISK

        The Fund may invest a substantial portion of its assets in the securities of issuers in any single industry or sectors of the economy if the companies selected through applications of the Fund's investment strategy results in such a focus. Accordingly, if there is a change in any industry or sector focus in the stocks selected through applications of the Fund's investment strategy, such shift in industry focus will be reflected in the Fund's portfolio. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. See "Risks--Industry and Sector Risk" in the Fund's Prospectus.

        In pursuing its investment strategy, the Fund may invest in shares of REITs. For example, based upon the composition of the stocks selected by applying the Fund's investment strategy as of July 25, 2003, if the Fund was currently operating and pursuing its investment strategy, REIT shares would comprise approximately 11% of the Fund's portfolio. However, changes in the composition of the stocks selected through application of the Fund's investment strategy going forward would be reflected by changes in the Fund's portfolio, and the percentage of the Fund's portfolio invested in REIT shares will likely vary. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares will not, subject to certain exceptions, be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income."

OVER-THE-COUNTER MARKET

        The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

STRATEGY RISK

        The Fund will be managed according to its investment strategy, which dictates when the investment strategy will be applied and when portfolio transactions will occur. The investment strategy was developed by the Advisor by the retroactive application of the Fund's investment strategy to prior historical periods and was designed with the benefit of hindsight. The Advisor has not managed or supervised accounts which employ strategies similar to the Fund's investment strategy. Following the Fund's investment strategy will result in the purchase and sale of stocks in a relatively short period of time. In addition, other investors may pursue strategies involving such securities or may seek to anticipate the Fund's purchase or sale of such securities by purchasing or selling such securities ahead of the Fund's purchase or sale orders. This may amplify normal market fluctuations in the value of such securities, and in the case of securities with a less active trading market, may cause market distortions. As a result, the Fund may incur additional transaction costs resulting from its implementation of the investment strategy in a short period of time. In addition, certain of the securities selected through application of the Fund's investment strategy may be less liquid than other securities. For such securities, the period of time over which the Fund will buy or sell such securities may be extended. In addition, certain tax or trade execution implications may, in certain circumstances, also extend the time over which the Fund will buy or sell certain securities.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

        General Description of Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. Such hedging transactions are commonly referred to as "anticipatory hedges." These anticipatory hedges are expected to be entered into only in limited circumstances and are not a principal strategy of the Fund. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common stock, stock-related futures contracts, (hereinafter referred to as "Futures" or "Futures Contracts"), foreign currency forward contracts, swap agreements and related instruments. The Fund will use derivatives or other transactions described in this paragraph solely for non-speculative purposes.

        Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.


        General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.


        The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

        Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

        Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

        Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        Futures Contracts. The Fund may enter into stock-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage (usually at least 20 percent) of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract, the Fund may not be able to realize a gain in the value of its future position, or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

        Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

        Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

        As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Future Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

        Because of the low margin deposits required, Futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the Futures Contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

        In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under such circumstances if trading is halted on securities accounting for at least 50 percent of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30-percent. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could prevent the Fund from liquidating a position in security futures contracts at that time.

        Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

        Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

               (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability, to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

               (2) Credit Risk. Credit risk is the risk that a loss be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that First Trust Advisors reasonably believes are capable of performing under the contract.

               (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect with be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

               (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

               (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

               (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

SWAP AGREEMENTS

        For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

        Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

        Generally, swap agreements have a fixed maturity date that will agreed upon the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

        A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

        Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

FOREIGN INVESTMENTS

        Certain of the companies whose stocks are within the approximately 1,700-stock Value Line(R) universe may be domiciled in jurisdictions other than the United States and such stocks may be denominated in currencies other than the U.S. dollar. Based upon information published by Value Line(R), as of July 25, 2003, 131 of the stocks in the Value Line(R) universe were issued by companies domiciled outside the United States or were denominated in a currency other than the U.S. dollar. Of the 131 foreign stocks in the Value Line(R) universe as of July 25, 2003, 23 foreign stocks were ranked #1 or #2 for Safety(TM). These securities are either in the form of American Depositary Receipts ("ADRs") or are directly listed on either a U.S. Securities exchange or a Canadian Securities exchange. To the extent any such stock is selected through application of the Fund's investment strategy, the Fund may invest in such stocks.

        Indirect Foreign Investment-Depositary Receipts. As noted, the Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent, except that ADRs shall be treated as indirect foreign investments. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

        Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

        In addition, to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. denominated securities of non-U.S. issuers, the Fund may engage in foreign currency forward contracts, options and futures transactions.

        Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, social and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) lower trading volume and liquidity, (vi) potential adverse effects of fluctuations in currency exchange rates or the imposition of currency exchange controls, (vii) the possible seizure, expropriation or nationalization of the company or its assets,
(viii) withholding and other non-U.S. taxes may decrease the Fund's return and
(ix) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise. These risks are more pronounced to the extent the Fund invests a significant amount of its investments in issuers located in one region.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

        The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

        As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of First Trust Advisors, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. First Trust Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, First Trust Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

        The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in First Trust Advisors' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

        Portfolio trading will be undertaken as dictated by the Fund's investment strategy, regardless of any income tax consequences to shareholders. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. The Fund cannot accurately predict its annual turnover rate. However, based on a historical analysis of the Fund's investment strategy over the past 10 years, the annual turnover rate for the Fund's investment strategy would have been less than 100%. There is no assurance that the Fund's actual annual turnover rate will be comparable. However, the Fund's investment strategy will be applied, and the portfolio will be adjusted and rebalanced monthly in an attempt to avoid the higher transaction costs that would occur if the portfolio were adjusted and rebalanced weekly. The rate of turnover will not be a limiting factor when the Fund sells or purchases securities in accordance with its investment strategy. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters" in the Fund's Prospectus.


             LICENSING ARRANGEMENTS WITH VALUE LINE PUBLISHING, INC.

        Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors is VLPI's licensing to First Trust Advisors of certain VLPI trademarks and trade names and the Value Line(R) Safety(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors, the Fund or any investor. The Fund is a sub-licensee to this license agreement. VLPI has no obligation to take the needs of First Trust Advisors or any investor in the Fund into consideration in composing the System. The Fund's results may differ from the hypothetical or published results of the Value Line(R) Safety(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Fund or the timing of the issuance for sale of the Fund or in the calculation of the equations by which the Fund is to be converted into cash.

        VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF A FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUND.

        "VALUE LINE," "THE VALUE LINE INVESTMENT SURVEY" OR "THE VALUE LINE SAFETY RANKING SYSTEM" ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VLPI THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THIS FUND IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VLPI, VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

        The licensing agreement with VLPI (the "Licensing Agreement") shall be effective for a term of one year and, thereafter, the Licensing Agreement will be automatically renewed for successive one year terms unless either party, in its sole discretion, informs the other of its decision not to renew the Licensing Agreement at least sixty days prior to the expiration of the applicable term. The Licensing Agreement may also be terminated at any time during the applicable term:

               (1) by either party in its sole discretion for any reason and at any time during the term upon ninety days' prior written notice to the other party;

               (2) by either party in writing upon thirty days' prior written notice to the other party, if such other party breaches any term of the Licensing Agreement and fails to cure such breach within that thirty day notice period; and

               (3) by VLPI effective immediately upon written notice to First Trust Advisors upon (a) the institution by or against First Trust Advisors of any insolvency, receivership or bankruptcy proceedings or upon First Trust Advisors' dissolution or ceasing to do business; (b) breach by First Trust Advisors or its sub-licensee of certain of their obligations or warranties under the Licensing Agreement; (c) any fraudulent conduct or material misrepresentation by First Trust Advisors involving the Fund; (d) any alleged or instituted administrative action or suit by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., or any other regulatory or administrative, federal or state agency for First Trust Advisors' violation of any rule, regulation or statute; or (e) change of control of First Trust Advisors.

        Upon the effectiveness of any termination or expiration of the Licensing Agreement for any reason (the "End Date"), First Trust Advisors shall cease holding itself out as having a relationship with VLPI of any kind and immediately cease using or marketing the System, the Fund, or certain VLPI trade or service names or marks as defined in the Licensing Agreement ("Marks"); and return to VLPI all versions and copies thereof then in its possession.

        Notwithstanding the foregoing, VLPI shall continue to deliver System updates to First Trust Advisors solely for use for Fund shareholders who became shareholders prior to the End Date, and VLPI shall continue receiving certain fees therefor on a timely basis; except that VLPI shall not be obligated to provide such updates if this Licensing Agreement is terminated pursuant to (2) and (3) above.

        In addition to the above, in the event that the System, certain software (as defined in the Licensing Agreement) or any Mark becomes the subject of any infringement claim, VLPI, in its sole discretion, may obtain for First Trust Advisors the right to continue using the system, software or Mark or may cause it to be modified to resolve such claim or suit. If VLPI does not deem either one of these alternatives reasonably available to it, VLPI may require First Trust Advisors in writing to stop taking in new investments in the Fund and VLPI shall not be required to compensate or otherwise have any other liability to First Trust Advisors as a result thereof subject to a limited exception.

        In the event that the license agreement is not renewed or is terminated, the Board of Trustees of the Fund will consider all appropriate courses of action, including requesting shareholder approval to change the Fund's investment objective and/or fundamental policy or termination of the Fund.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

        The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Trustees. The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the Investment Company Act of 1940) of the Fund indicated by an asterisk. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                                  TERM OF OFFICE                                 COMPLEX          OTHER
                                                  AND YEAR FIRST                               OVERSEEN BY     TRUSTEESHIPS
                                  POSITION AND      ELECTED OR       PRINCIPAL OCCUPATIONS     TRUSTEE OR        HELD BY
    NAME, ADDRESS AND AGE      OFFICES WITH FUND     APPOINTED        DURING PAST 5 YEARS        OFFICER         TRUSTEE
Trustee who is an
Interested Person of the
Registrant
------------------------
James A. Bowen(1)*            President,          o One Year(2)   President, First Trust      13 Portfolios    None
D.O.B.: 09/55                 Chairman of the     o 2003          Portfolios and First
                              Board, Chief                        Trust Advisors; Director,
                              Executive Officer                   Bond Wave, LLC
                              and Trustee

Trustees who are not
Interested Persons of the
Registrant
-------------------------
Richard E. Erickson           Trustee             o One Year(2)   Physician,                  13 Portfolios    None
327 Gundersen Drive                               o 2003          Sportsmed/Wheaton
Carol Stream, IL 60188                                            Orthopedics
D.O.B.: 04/51

Niel B. Nielson               Trustee             o One Year(2)   President (2002 to          13 Portfolios    Director
1117 Mountain Terrace                             o 2003          Present), Covenant College;                  of Good News
Lookout Mountain, GA 30750                                        Pastor (1997 to 2002),                       Publishers -
D.O.B.: 3/54                                                      College Church in                            Crossway Books;
                                                                  Wheaton; Partner (1996 to                    Covenant Transport
                                                                  1997), Ritchie Capital                       Inc.
                                                                  Markets (Options
                                                                  Trading); Vice President
                                                                  (1995 to 1996), The
                                                                  Service-Master Company.

                                      -23-


Thomas R. Kadlec              Trustee             o One Year(2)   Vice President, Chief       2 Portfolios     None
26W110 Sandpiper Court                            o 2003          Financial Officer (1990
Wheaton, IL  60188-4541                                           to Present), ADM Investor
D.O.B.: 11/57                                                     Services, Inc. (Futures
                                                                  Commission Merchant)

David M. Oster                Trustee             o One Year(2)   Trader (Self-Employed)      2 Portfolios     None
3 N 550 Wildflower Ln.                            o 2003          (1987 to Present)
West Chicago, IL 60185                                            (Options Trading and
D.O.B.: 03/64                                                     Market Making)

Officers of the Registrant
--------------------------
Mark R. Bradley               Treasurer,          o Indefinite    Chief Financial Officer,    13 Portfolios    None
D.O.B.: 11/57                 Controller, Chief     term          Senior Vice President,
                              Financial Officer   o 2003          First Trust Portfolios
                              and Chief                           and First Trust Advisors.
                              Accounting Officer

Susan M. Brix                 Assistant Vice      o Indefinite    Representative, First       13 Portfolios    N/A
D.O.B.: 01/60                 President             term          Trust Portfolios;
                                                  o 2003          Assistant Portfolio
                                                                  Manager, First Trust
                                                                  Advisors.

Robert F. Carey               Vice President      o Indefinite    Senior Vice President,      13 Portfolios    N/A
D.O.B.: 07/63                                       term          First Trust Portfolios
                                                  o 2003          and First Trust Advisors.


W. Scott Jardine              Secretary           o Indefinite    General Counsel, First      13 Portfolios    N/A
D.O.B.: 05/60                                       term          Trust Portfolios and
                                                  o 2003          First Trust Advisors.

Roger Testin                  Vice President      o Indefinite    Vice President (August      13 Portfolios    N/A
D.O.B.: 06/66                                       term          2001-Present) First Trust
                                                                  Advisors; Analyst
                                                  o 2003          (1998-2001), Dolan
                                                                  Capital Management;
                                                                  Investment Supervisor
                                                                  (1990-1997), Zurich
                                                                  Kemper Investments
--------------------

(1)    Mr. Bowen is deemed an  "interested  person" of the Fund due to his position of
       President of First Trust  Advisors,  investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.


        The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing Committee), the Nominating Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. The Nominating Committee does not expect to consider nominees recommended by shareholders. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating Committee. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year.

        Messrs. Erickson, Nielson and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, a closed-end fund advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund, hold the same positions with the First Defined Portfolio Fund and First Trust Value Line(R) 100 Fund as they hold with the Fund.

        The officers and Trustees who are "interested persons" as designated above serve without any compensation from the Fund. Trustees who are not interested persons of the Fund ("Independent Trustees") receive a $10,000 annual retainer for serving as trustee of the Fund, $1,000 per meeting fee for their attendance (in-person or through electronic means), $500 for attendance in-person or through electronic means at a committee meeting and are reimbursed for expenses incurred as a result of attendance at meetings of the Trustees. The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operations to each of the Trustees who are not designated "interested persons." The Fund has no retirement or pension plans.

                                                               ESTIMATED TOTAL
                                ESTIMATED AGGREGATE             COMPENSATION
                                 COMPENSATION FROM           FROM REGISTRANT AND
 NAME OF TRUSTEE                   REGISTRANT(1)               FUND COMPLEX(2)

 Richard E. Erickson                 $7,500.00                   $37,000.00
 Niel B. Nielson                     $7,500.00                   $38,302.03
 Thomas R. Kadlec                    $7,500.00                   $15,000.00
 David M. Oster                      $7,500.00                   $15,000.00
--------------------
(1) The compensation estimated to be paid by the Fund to the independent Trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson and Nielson, independent Trustees, from the Fund and Fund Complex for the Fund's current fiscal year is based on compensation paid to these Trustees for the fiscal year ended December 31, 2002 for services as Trustees to the First Defined Portfolio Fund, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund and the Fund for the period from each Fund's inception through the end of each such Fund's first fiscal year. Messrs. Kadlec and Oster are currently not Trustees to the First Defined Portfolio Fund. Accordingly, their estimated total compensation is based on the estimated compensation paid by the First Trust Value Line(R) 100 Fund and the Fund for their first fiscal years.

        The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Common Shares of the Fund will elect trustees at the next annual meeting of shareholders.

        The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds in the First Trust Fund Complex as of December 31, 2002:

                                                  AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                     DOLLAR RANGE OF         ALL REGISTERED INVESTMENT COMPANIES
                    EQUITY SECURITIES              OVERSEEN BY TRUSTEE IN
TRUSTEE                IN THE FUND                FIRST TRUST FUND COMPLEX

Mr. Bowen                  None                             None
Mr. Erickson               None                             None
Mr. Nielson                None                             None
Mr. Kadlec                 None                             None
Mr. Oster                  None                             None

        As of December 31, 2002, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

        As of August 26, 2003, First Trust Portfolios, L.P. ("First Trust Portfolios") owned both beneficially and of record all of the Common Shares of the Fund.


                               INVESTMENT ADVISER

        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Registrant if elected to such positions. First Trust Advisors provides the Fund with discretionary investment services and certain other services necessary with the management of the portfolio. Specifically, First Trust Advisors is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information and all applicable laws and regulations of the SEC relating to the management of registered, closed-end, diversified management investment companies. First Trust Advisors is responsible for effecting all security transactions on behalf of the Fund.

        First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

        First Trust Advisors is also adviser or subadviser to approximately 50 mutual funds and one closed-end fund and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $27 billion in First Trust Portfolios unit investment trusts have been deposited.

        First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Registrant, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors, shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

        In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

        On July 22, 2003, the Trustees of the Fund met with members of First Trust Advisors to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors. Prior to the meeting, the independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement, the independent Trustees met with their legal counsel privately (outside the presence of the interested Trustee and any officers of First Trust Advisors) to discuss their responsibilities and obligations with respect to the Investment Management Agreement and to review the matters contained in the above-referenced memorandum.

        In evaluating the Investment Management Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to, the following: (a) the nature and quality of the adviser's services; (b) the adviser's cost in providing its services; (c) the extent to which the adviser realizes economies of scale as the fund grows larger; and (d) the independent directors' role in approving the advisory contract. In evaluating the Adviser's services and their fees, the Trustees reviewed narrative information concerning the investment advisory and other types of services provided to the Fund by First Trust Advisors and the proposed advisory fee compared to the level of advisory fees paid by other closed-end funds. In reviewing the Investment Management Agreement, the Trustees considered, among other things, the fees, the nature and quality of the services provided, the profitability of the Adviser (estimated costs and estimated profits from furnishing the proposed services to the Fund), the expense waivers by the Adviser and any fee sharing arrangements. The Trustees did not identify any single factor discussed above as all-important or controlling.

        The Board of Trustees, including a majority of the independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement. The independent Trustees have determined that the terms of the Fund's Investment Management Agreement are fair and reasonable and that the agreement is in the Fund's best interests. The independent Trustees believe that the Investment Management Agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders.

PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         A senior member of First Trust Advisors is responsible for oversight of the Fund's proxy voting process. First Trust Advisors has engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to First Trust Advisors on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. First Trust Advisors reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust Advisors may not vote in accordance with the ISS recommendations when we believe that specific ISS recommendations are not in the best economic interest of the Fund. If First Trust Advisors manages the assets of a company or its pension plan and any of First Trust Advisors' clients hold any securities of that company, First Trust Advisors will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust Advisors to follow specific voting guidelines or additional guidelines, First Trust Advisors will review the request and inform the client only if First Trust Advisors is not able to follow the client's request.

         First Trust Advisors has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust Advisors' general voting policies.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CODE OF ETHICS

        To mitigate the possibility that the Fund will be adversely affected by personal trading of employees, the Registrant, First Trust Advisors and First Trust Portfolios have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

        Text-only versions of the codes of ethics of the Fund and First Trust Advisors can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. In addition, copies of those codes of ethics may be obtained, after paying the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of the Board of Trustees, First Trust Advisors is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust Advisors to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust Advisors and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust Advisors considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by First Trust Advisors and/or its affiliates.

        Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

        In light of the above, in selecting brokers, First Trust Advisors may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust Advisors determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust Advisors or the Registrant. First Trust Advisors believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to First Trust Advisors under the Investment Management Agreement are not reduced as a result of receipt by First Trust Advisors of research services.

        First Trust Advisors places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects their securities transactions may be used by First Trust Advisors in servicing all of its accounts; not all of such services may be used by First Trust Advisors in connection with the Fund. First Trust Advisors believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust Advisors believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust Advisors seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust Advisors are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


                                  DISTRIBUTIONS


        Net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses are accrued each day. As described in the Fund's Prospectus, the Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. However, a portion of the dividends received by the Fund from REITs may be considered capital gain distributions and/or return of capital rather than dividends. Generally, dividends received by the Fund from REIT shares and certain foreign securities will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Fund's portfolio after application of the Fund's investment strategy, a significant portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate. In addition, at least annually, the Fund also intends to distribute any net capital gains to shareholders as capital gains dividends. The Board of Trustees may at its discretion in the future change the Fund's dividend policy. Unless you elect to receive cash distributions, your dividends of net investment income and capital gains dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.



                              DESCRIPTION OF SHARES

COMMON SHARES

        The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest ("Shares") of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees in their sole discretion, without shareholder vote. The Fund's Declaration of Trust (the "Declaration") initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and subject to the rights of holders of preferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of trustees.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

        Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

        Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of preferred shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees. The Fund's Board of Trustees has indicated that it does not presently intend to authorize an offering of Fund preferred shares.

BORROWINGS

        The Declaration authorizes the Fund, without prior approval of the shareholders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

        Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

        Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

        Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

        The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

        Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

        The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the Shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

        Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

        As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all Shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all Shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding Shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the Shareholders otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

        The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

        Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

        The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees, in consultation with the Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. Further, investors should assume it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company because the Board of

Trustees has determined the closed-end structure is desirable. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

        Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

        Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Structure of the Fund; Common Share Repurchases and Change in Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. However, given that the Board of Trustees believes that the closed-end structure is desirable considering the Fund's investment objective and policies, it is unlikely that the Trustees would vote to convert the Fund to an open-end investment structure.

        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio.


                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

        The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

        The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

        As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

        Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. In particular, under the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain, provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.

        A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.


        Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

     Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

        Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

        Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

        Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

        The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

BACKUP WITHHOLDING

        The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

        U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

        Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

        Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

        Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TRANSACTIONS

        Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

        The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Nasdaq Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

        The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return. For example, based upon the total return information set forth in Appendix A to the Prospectus, the standard deviation of both the Fund's investment strategy and the S&P 500 Index for the period 1993 through 2002 was 12.62% and 19.68%, respectively.

        The Fund may, from time to time, discuss the impact of dividends as a component of total return. For example, according to Ibbotson & Associates, over the last 15-year period (6/30/88 - 6/30/03), the S&P 500 Index, on a price appreciation basis, has risen 256.3%. When you consider the impact of reinvested dividends, the S&P 500 Index has risen 405.3%. In addition, according to The New York Times, over the long term, dividends have provided 4.7 percentage points (or more than 40%) of the S&P 500 Index's average annual return of 11% since 1926.

        From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

        The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

        Average Annual Total Return will be computed as follows:

               ERV = P(1+T)/n/

        Where   P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

        The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

        Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

               ATV/D/ = P(1+T)/n/

        Where:  P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions) n = number of years
           ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

        Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

               ATV/DR/ = P(1+T)/n/

        Where:  P = a hypothetical initial investment of $1,000
                T = average annual total return (after taxes on distributions and redemption)
                n = number of years
          ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

        Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

               Yield = 2 [( a-b/cd +1)/6/ - 1]

        Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                d = the maximum offering price per share on the last day of the period

        Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


                                     EXPERTS

     The Financial Statements of the Fund as of August 19, 2003, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

     PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant and providing the accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.


                              INDEPENDENT AUDITORS

       The Funds' independent auditors, Deloitte & Touche LLP, 180 North Stetson Avenue, Chicago, Illinois 60601, audit and report on the Fund's annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.


                             ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
First Trust Value Line(R) Dividend Fund

         We have audited the accompanying statement of assets and liabilities of First Trust Value Line(R) Dividend Fund (the "Fund"), as of August 19, 2003. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 19, 2003 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of First Trust Value Line(R) Dividend Fund as of August 19, 2003 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP

August 22, 2003

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                              FINANCIAL STATEMENTS


                      FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                       STATEMENT OF ASSETS AND LIABILITIES

                                 AUGUST 19, 2003


ASSETS:
Cash                                                                   $143,250
Offering costs                                                         $602,321
                                                                       --------
                                                                       $745,571
LIABILITIES:
Offering costs payable                                                 $602,321
                                                                       --------
Net Assets                                                             $143,250
                                                                       ========

NET ASSETS - Applicable to 10,000 shares                               $143,250
                                                                       ========

NET ASSET VALUE PER SHARE (net assets divided by 10,000 shares.)        $14.325
                                                                        -------

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price.)                     $15.000
                                                                        -------

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust Value Line(R) Dividend Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on June 11, 2003, as a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund has had no operations through August 19, 2003 other than those relating to organizational matters and the sale and issuance of 10,000 common shares of beneficial interest to First Trust Portfolios L.P.

On July 22, 2003, the Fund's Board of Trustees approved an Investment Management Agreement with First Trust Advisors L.P. (the "Adviser").

The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. The Fund seeks to accomplish its investment objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation.


Note 2.  Significant Accounting Policies

The Adviser has assumed organization costs estimated to be $55,500. The Adviser has also agreed to assume any offering costs in excess of $.03 a share, if any.

The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Offering costs will be charged to paid-in-capital in proportion to the number of shares sold during the offering period.

Note 3.  Fees and Other Transactions with Affiliated Parties

The Fund will pay the Adviser a monthly fee (the "Management Fee") at the annual rate of 0.65% of average daily net assets.

                                   APPENDIX A


                             RATINGS OF INVESTMENTS

        Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

        Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings. The following is a description of short-term issue credit ratings.

SHORT-TERM ISSUE CREDIT RATINGS

        Notes. A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

    o Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

        Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

        Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

        Speculative capacity to pay principal and interest.

        A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1

        A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

        A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

        A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

        A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

        Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

SHORT-TERM RATINGS

MIG 1/VMIG 1

        This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

        This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

        This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

        This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

        Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

        Short-Term Credit Ratings

        A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

        Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

        Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

        Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

        High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

        Default. Denotes actual or imminent payment default.

        Notes to Long-term and Short-term ratings:

        "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than `F1'.

        'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

        'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND



                            30,000,000 COMMON SHARES


                       STATEMENT OF ADDITIONAL INFORMATION

                                AUGUST 26, 2003